VANGUARD EXPLORER(TM) FUND

Annual Report * October 31, 2001

STOCK

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

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.
     With  news,   information,   and  opinion  constantly  bombarding  us,  the
temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.
     The actions we recommend are quite simple.
     First, take the time to decide on a mix of stocks, bonds, and cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.
     Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.
     Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.
     Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.

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CONTENTS

LETTER FROM THE CHAIRMAN               1
REPORT FROM THE ADVISERS               6
FUND PROFILE                           9
GLOSSARY OF INVESTMENT TERMS          10
PERFORMANCE SUMMARY                   11
YOUR FUND'S AFTER-TAX RETURNS         12
FINANCIAL STATEMENTS                  13

--------------------------------------------------------------------------------

SUMMARY

* Vanguard Explorer Fund returned -16.2%, reflecting the overall weakness in growth stocks of all sizes.
* With good stock selection in several sectors and a relatively small commitment to technology, your fund experienced a less severe decline than its comparative measures.
*    The broad market, led by the tech sector, plummeted during the 12 months.

LETTER FROM THE CHAIRMAN
                                                      [PHOTO OF JOHN J. BRENNAN]
                                                                 JOHN J. BRENNAN
Fellow Shareholder,

Although the effects of the September 11 terrorist attacks accelerated the deterioration of the U.S. economy, the stock market's decline was well under way before the tragedy, and equities were hammered during the 12 months ended October 31, 2001. vanguard explorer fund posted a fiscal-year return of -16.2% that, while very disappointing in absolute terms, was considerably better than the returns of its comparative measures and the broad market.
     The table below compares the total return (capital change plus reinvested dividends) of your fund with those of its average mutual fund peer and its unmanaged benchmark index, the Russell 2000 Growth Index, which we consider to be the "best fit" for the fund. It also presents the return of the overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index.

------------------------------------------------
2001 TOTAL RETURNS             FISCAL YEAR ENDED
                                      OCTOBER 31
------------------------------------------------
VANGUARD EXPLORER FUND                    -16.2%
Average Small-Cap Growth Fund*            -29.0
Russell 2000 Growth Index                 -31.5
Wilshire 5000 Index                       -25.6
------------------------------------------------
*Derived from data provided by Lipper Inc.

     The fund's return is based on a decrease in net asset value from $77.28 per share on October 31, 2000, to $51.91 per share on October 31, 2001, and is adjusted for a dividend of $0.25 per share paid from net investment income and a distribution of $13.91 per share paid from net realized capital gains.
     If you own Vanguard Explorer Fund in a taxable account, please see page 12 for a review of the fund's after-tax returns.
     We should note that soon after the end of the fiscal year, we introduced Admiral(TM) Shares for the Explorer Fund. This is a separate share class that carries a lower expense ratio for the benefit of shareholders with large or long-standing accounts who bring economy of scale and lower costs to the fund. For more information on the new share class, visit Vanguard.com.

ECONOMIC OVERVIEW
The U.S. economy had slowed markedly even before the terrorist attacks of September 11. The economic reports that arrived over the ensuing month and a half indicated that the reaction to the attacks had pushed the economy into recession: Output of goods and services fell, unemployment soared, and consumer spending--which had been propping up the economy's growth--waned.
     The nation's gross domestic product, adjusted for inflation, fell at an annual rate of -1.1% during the third quarter of 2001, a period that included the first few weeks after the attacks but did not reflect their full impact. It was the first quarterly decline in GDP in more than eight years. Corporate profits plunged, as many companies saw their revenues fall even while expenses were rising. Many companies responded by laying off employees.
     The unemployment rate climbed to 5.4% in October--the highest level in almost five years. The job losses spread beyond manufacturing to the service sector. Travel-related industries were hit especially hard.
     Consumer spending, which accounts for two-thirds of U.S. economic activity, declined sharply after the attacks. For much of the past year, consumers' willingness to open their pocketbooks had offset the steep declines in business spending that were curbing economic growth. Companies especially cut spending on high-tech equipment and software. Heavy spending on such products had helped to fuel the economic boom and bull market of the late 1990s.
     In light of the worsening economic picture and the terrorist attacks, the Federal Reserve Board accelerated its campaign to bolster the economy by reducing interest rates. The Fed cut its target for the federal funds rate--the rate at which banks make overnight loans to each other--three times after September 11 (including a 50-basis-point cut on November 6, a few days after your fund's fiscal year-end). In doing so, the Fed reached several milestones: the lowest federal funds rate in four decades (2.00%); the biggest total rate reduction in a calendar year (450 basis points, or 4.50 percentage points); and the highest number of rate cuts in a year (ten), matching the total for 1991.

-----------------------
TRADE DECELERATED TO
THE POINT THAT THE
WORLD BANK SAID THAT
THERE WAS A POTENTIAL
FOR A GLOBAL RECESSION.
-----------------------

     Central banks abroad also cut short-term interest rates. Like the Fed, most of them saw recession, not inflation, as the major threat. Japan, in fact, seemed mired in its fourth recession in a decade. (Its financial markets as well as its economy were in the doldrums: Tokyo's blue-chip Nikkei 225 stock index fell near an 18-year low in mid-September.) With U.S. demand for imports down, economies elsewhere were feeling the effects as well. Trade decelerated to the point that the World Bank said in late October that there was a potential for a global recession.

FINANCIAL MARKETS IN REVIEW
The events of September 11 closed U.S. stock markets for four days, their longest interruption since World War I. When the markets reopened, stocks plunged, with broad indexes coming close to three-year lows on September 21. The picture brightened a bit after that, and by October 31 stocks had mostly recovered to their pre-attack levels. But the last-minute surge was not enough to offset months of steep declines during the fiscal year. For the 12 months, the Wilshire 5000 Index returned -25.6%. The story was much the same in overseas markets.

2
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     Value  stocks--those with comparatively low prices relative to earnings and other measures--held up better than growth stocks for the 12 months, although both groups generated losses.
     Growth stocks, particularly technology shares, had some strong interim rallies, including one during the last weeks of the fiscal year. But the overall trend was down. The tech-heavy Nasdaq Composite Index posted a dismal 12-month return of -49.3%.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED OCTOBER 31, 2001
                                                  ------------------------------
                                                   ONE        THREE         FIVE
                                                  YEAR        YEARS        YEARS
--------------------------------------------------------------------------------
STOCK
S&P 500 Index (Large-caps)                      -24.9%         0.0%        10.0%
Russell 2000 Index (Small-caps)                 -12.7          5.6          6.1
Wilshire 5000 Index (Entire market)             -25.6          0.4          8.8
MSCI EAFE Index (International)                 -24.9         -3.6          0.6
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)      14.6%         7.3%         8.0%
Lehman 10 Year Municipal Bond Index              10.2          5.6          6.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        4.8          5.0          5.1
--------------------------------------------------------------------------------
CPI
Consumer Price Index                              2.1%         2.7%         2.3%
--------------------------------------------------------------------------------

     Falling stock values, the floundering economy, and the Fed's rate cuts boosted bonds during the 12 months. Rising prices led to a stellar 14.6% return for the Lehman Brothers Aggregate Bond Index, a broad barometer of the taxable U.S. bond market. Long-term bonds got a further boost when the Treasury Department announced on the final day of the fiscal year that it would no longer issue 30-year bonds, once considered bellwethers for the U.S. bond market.

FISCAL 2001 PERFORMANCE OVERVIEW
While it may provide little consolation, the Explorer Fund's 12-month return of -16.2% was almost 13 percentage points better than that of its average peer, more than 15  percentage  points  higher  than that of the  Russell  2000 Growth
Index, and ahead of the broad market by more than 9 percentage points. In relative terms, your fund turned in an impressive performance.
     Two factors contributed to Explorer's outperformance: favorable sector weightings and, more notably, solid stock selection. During a horrible period for stocks, a moderate decline--as opposed to a severe one--is a plus. In the health care sector, your fund's stock picks returned about -9%, which was considerably better than the -28% return of the health care issues within the benchmark index. In the consumer discretionary group (i.e., retailers, restaurants, entertainment providers), Explorer's stocks fell -3%, compared with the nearly -13% decline in the index sector's stocks.
     Technology stocks--at about 18% of the fund's assets, on average--were Explorer's third-largest sector commitment after health care and consumer discretionary stocks. However, this weighting was about 3 percentage points lower than that of the Russell 2000 Growth Index, and was considerably smaller than those of many of our mutual fund peers. This underweighting proved beneficial as tech shares plunged during the 12 months. Stock selection also played a role here. Our tech stocks returned a dismal -53%, but that result was 7 percentage points higher than the return of the index's tech shares.
     Your fund had positive returns in some sectors--financial services, consumer staples, and transportation--and outperformed the benchmark index in those areas. However, the three sectors together accounted for less than 17% of the fund's assets on average and did not have as much of an impact on overall performance.

--------------------------------------------------------------------------------
FUND ASSETS MANAGED                                             OCTOBER 31, 2001
                                               ---------------------------------
                                               $ MILLION              PERCENTAGE
--------------------------------------------------------------------------------
Granahan Investment Management, Inc.              $1,459                     36%
Wellington Management Company, LLP                 1,003                     25
Vanguard Quantitative Equity Group                   522                     13
Grantham, Mayo, Van Otterloo & Co. LLC               482                     12
Chartwell Investment Partners                        340                      9
Cash Investments*                                    190                      5
--------------------------------------------------------------------------------
Total                                             $3,996                    100%
--------------------------------------------------------------------------------
*This cash is invested by The Vanguard Group in equity index futures to simulate investment in stocks; each adviser may also maintain a modest cash position.

     As you know, the fund's assets are divided among five seasoned investment advisers. The table above shows the allocation among advisers at fiscal year-end. For further details on the fund's holdings, please see the Report from the Advisers on page 6.

LONG-TERM PERFORMANCE OVERVIEW
We believe that while a 12-month period can be helpful in evaluating a fund's performance, it is not an adequate gauge of success for a long-term investment. The table below shows the annualized returns over the past decade for your fund and its comparative measures, as well as the results of a hypothetical $10,000 initial investment in each. Here, your fund also has an impressive record: Its annualized return of 12.2% nudged out that of the broad market and was double the return of the Russell 2000 Growth Index. However, your fund slightly lagged its average competitor during this period.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                    TEN YEARS ENDED
                                                                OCTOBER 31, 2001
                                                --------------------------------
                                                AVERAGE           FINAL VALUE OF
                                                 ANNUAL                A $10,000
                                                 RETURN       INITIAL INVESTMENT
--------------------------------------------------------------------------------
VANGUARD EXPLORER FUND                            12.2%                  $31,558
Average Small-Cap Growth Fund                     12.6                    32,653
Russell 2000 Growth Index                          6.1                    18,067
Wilshire 5000 Index                               12.0                    30,999
--------------------------------------------------------------------------------

     The reason for the shortfall is the same reason that your fund outpaced its peers in the past fiscal year: the tech bubble. Tech shares, including the most speculative of Internet companies, were the driving force in the stock market boom of the late 1990s. Loading up on these issues meant higher returns, and that is exactly what many of our competitors did. That high-risk strategy, of course, backfired as the bubble burst after March 2000, but it was enough to give our peers a slight leg up over this ten-year period. Overall, the Explorer Fund's more diversified portfolio lagged as tech soared, but held up better when the sector plummeted.
     We're confident that our long-term record will improve relative to our peers. Our confidence is based on the skills of our advisers and on the cost advantage that Vanguard provides. Your fund's expense ratio (annual expenses as a percentage of average net assets) of 0.72%, or $7.20 per $1,000 of assets, is less than half that of our average peer (1.60%, or $16.00 per $1,000). While this difference may seem small, over time it can have a great impact on the fund's bottom line.

IN SUMMARY
The past 12 months have been tumultuous both for the financial markets and for the nation as a whole. Just as no one could have predicted the events of September 11, there is no way to foresee with certainty what lies ahead for the stock market. Uncertainty is always present in the financial markets and occasional downturns are simply going to occur. Today--as always--we recommend a simple strategy for dealing with these risks en route to long-term financial goals: Hold a portfolio diversified across market segments and asset classes--stocks, bonds, and short-term investments--in proportions appropriate for your objectives, time horizon, and risk tolerance. Once you have such a portfolio in place, stay the course. Thank you for your loyalty and trust. We look forward to reporting to you six months hence.

Sincerely,

/S/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

November 12, 2001

REPORT FROM THE ADVISERS

VANGUARD EXPLORER FUND could not escape the stock market's plunge during the 2001 fiscal year, registering a -16.2% total return for the 12 months ended October 31. Although this result, the fund's biggest decline since 1990, was certainly disappointing, it was far better than the losses suffered by the average small-capitalization growth fund (-29.0%) and by our unmanaged benchmark, the Russell 2000 Growth Index (-31.5%).

THE INVESTMENT ENVIRONMENT
Small-cap growth stocks continued a descent that began in March 2000. For fiscal year 2001, growth stocks trailed value stocks in all capitalization groups, but the gap was especially wide in the smaller-cap realm: The Russell 2000 Growth Index trailed its value counterpart by a staggering 40 percentage points (-31.5% versus +8.8%).
     As the economy downshifted first to a slow growth pace and then to outright recession, investor expectations soured for such growth-stock sectors as computer technology, Internet services, biotechnology, fiber optics, and telecommunications. Corporate profits and business investment had been falling--dragging stock prices with them--for several months before the September 11 terrorist attacks. And the profit shortfalls were worse for small companies than large ones. Compared with third-quarter 2000, profits in third-quarter 2001 fell -35% for the Russell 2000 Index of small stocks, versus -22% for the large-cap Standard & Poor's 500 Index.
     The September attacks added an entirely new dimension to the economic uncertainty, as virtually every company had to reassess business conditions. The attacks have crippled the airline industry, damaged consumer confidence, and resulted in the loss of tens of thousands of jobs.
     On the positive side, the Federal Reserve Board has aggressively cut interest rates, inflation is tame, and businesses have been restructuring and reducing excess inventories.

THE FUND'S SUCCESSES
A discussion of "successes" in a bear market like that of the past fiscal year has to be couched in terms of our results versus competing funds and the market indexes. In an absolute sense, we had positive returns from only three sectors:
* Consumer staples, which returned 37%. Unfortunately, we held, on average, only about 1% of assets in this group, mostly in food companies.

                                                 -------------------------------
                                                           INVESTMENT PHILOSOPHY
                                                 THE FUND REFLECTS A BELIEF THAT
                                                   SUPERIOR LONG-TERM INVESTMENT
                                                      RESULTS CAN BE ACHIEVED BY
                                                         SELECTING A DIVERSIFIED
                                                          GROUP OF SMALL-COMPANY
                                                       STOCKS WITH PROSPECTS FOR
                                                           ABOVE-AVERAGE GROWTH.
                                                 -------------------------------
6

* Financial services stocks, which made up about 11% of fund assets on average, earned about 14%.
* Auto & transportation stocks, which accounted for nearly 5% of assets on average, eked out a return of just under 1%.
     The Explorer Fund did achieve significant margins of superiority during the past year relative to its comparative standards, besting the average small-cap growth fund by nearly 13 percentage points and the benchmark index by more than 15 points. The broad diversification of Explorer's holdings--more than 800 individual names selected by five advisers with different stock-picking methods--helped to mute some of the volatility for which small-cap growth stocks are famous.
     Explorer's holdings outpaced the stocks in the Russell 2000 Growth Index in all but two categories--"other energy" and utilities, where together we had, on average, only about 6% of assets. In each of the fund's three largest industry weightings, our stocks significantly outpaced those of the index, although we stress that these were relative "victories," meaning we suffered smaller losses:
* Health care stocks, where the fund held nearly 22% of its assets on average, returned about -9% for the fund, versus -28% for the index. Good results were obtained from such holdings as Isis Pharmaceuticals, Cubist Pharmaceuticals, SangStat, Barr Laboratories, and DENTSPLY, as well as hospital companies Community Health Systems and LifePoint Hospitals.
* Consumer discretionary companies (21% of assets, on average)-- primarily retailers, restaurant chains, and media or entertainment concerns--declined -3%, versus a -13% return for the index. Among our better performers in this group were Blockbuster, Furniture Brands International, Circuit City, and PETsMART.
* Technology stocks (18% of assets, on average), the small-cap arena's worst performers, lost about -53% for the fund, while declining a bit more than -60% within the index. It helped that the fund had a lighter stake in technology than the index (about 21%, on average). With our average tech stock losing more than half its value, we had few gainers. A notable one was Semtech, a manufacturer of analog computer chips used in desktop computers.

THE FUND'S SHORTFALLS
Although we fared better than most peers in the technology sector, we suffered horrendous losses in this group (-53%) and in the utilities sector (-51%). Indeed, more than 85% of the fund's -16.2% decline in fiscal 2001 was due to our tech and utilities holdings. Among our many poor tech performers were REMEC, SONICblue, IDX, MatrixOne, Avant!, and BSQUARE. In the utilities sector, where, fortunately, we had only about 1% of assets on average for the year, losers included Focal Communications, Allegiance Telecom, and Mediacom.

     Airline stocks, which had suffered from a significant slowing in demand earlier in the year, were simply devastated by the September 11 terrorist attacks and their aftermath. Losses from airlines offset some nice gains from trucking companies in the transportation group. And although our financial stocks gained in general, we had losses in the group, including Homestore.com, an Internet real estate firm, and lease financier GATX.

THE FUND'S POSITION
We are still underweighted in tech, compared with our benchmark index. We enter the new fiscal year with 16.4% of our stock holdings in technology, compared with a 20.1% weighting for the sector in the Russell 2000 Growth Index. The technology stakes for both the fund and the index are down about 8 percentage points from a year ago because of the sector's big losses. The only other industry groups where the fund's stake is lower than those of the index by more than 1 percentage point are health care and producer durables.
     The fund's industry weightings are more than 1 percentage point higher than the index's in three sectors: auto & transportation (5.1% of the fund's stocks versus a 1.8% index weighting), consumer discretionary (23.1% versus 19.9%), and financial services (12.9% versus 10.8%).
     Given the similarity of sector holdings for the fund and the index, we expect that variations between Explorer's performance and that of the index will continue to stem primarily from stock selection.
     If the economy recovers during 2002--as many analysts and investors expect--small-company growth stocks should see strong earnings growth by late 2002 or early 2003. However, the stresses of a weaker economy can be expected to result in failures for many companies, so in selecting stocks our emphasis has been on companies with relatively strong balance sheets and good earnings prospects.
     By historical standards, the current valuations of small-cap growth stocks--or of stocks in general--can't be characterized as cheap relative to earnings, book value, or other measures. However, on balance, the Explorer Fund's holdings have lower price/earnings and price/book valuations than those of stocks in our benchmark index or in many peer funds. Yet we expect these holdings to benefit nicely from the eventual resumption of economic growth.

Granahan Investment Management, Inc.
Wellington Management Company, LLP
Vanguard Quantitative Equity Group
Grantham, Mayo, Van Otterloo & Co. LLC
Chartwell Investment Partners

November 13, 2001

FUND PROFILE                                              AS OF OCTOBER 31, 2001
  FOR EXPLORER FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 10.

---------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                           BEST        WILSHIRE
                                 FUND      FIT*            5000
---------------------------------------------------------------
Number of Stocks                  876     1,262           6,148
Median Market Cap               $1.0B     $0.7B          $32.7B
Price/Earnings Ratio            44.2x     53.6x           27.1x
Price/Book Ratio                 2.4x      2.9x            3.0x
Yield                            0.1%      0.4%            1.4%
Return on Equity                13.6%     15.5%           22.8%
Earnings Growth Rate            17.9%     20.4%           14.8%
Foreign Holdings                 1.1%      0.0%            0.0%
Turnover Rate                     77%        --              --
Expense Ratio                   0.72%        --              --
Cash Investments                 4.3%        --              --
---------------------------------------------------------------

---------------------------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

Investment Technology Group, Inc.                          1.0%
  (securities brokers & services)
Mettler-Toledo International Inc.                          1.0
  (electronics)
Maxtor Corp.                                               0.9
  (computer technology)
DENTSPLY International Inc.                                0.9
  (medical)
Tidewater Inc.                                             0.8
  (transportation)
Clayton Homes Inc.                                         0.7
  (materials & construction)
Callaway Golf Co.                                          0.7
  (leisure)
Sun Communities, Inc. REIT                                 0.7
  (real estate)
Pier 1 Imports Inc.                                        0.7
  (retail)
Equity Residential Properties Trust REIT                   0.6
  (real estate)
---------------------------------------------------------------
Top Ten                                                    8.0%
---------------------------------------------------------------

---------------------------------------------------------------
VOLATILITY MEASURES
                                BEST                   WILSHIRE
                        FUND    FIT*       FUND            5000
---------------------------------------------------------------
R-Squared               0.94    1.00       0.61            1.00
Beta                    0.79    1.00       1.20            1.00
---------------------------------------------------------------

---------------------------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)

                                            BEST       WILSHIRE
                                FUND        FIT*           5000
---------------------------------------------------------------
Auto & Transportation           5.1%        1.8%           2.0%
Consumer Discretionary         23.1        19.9           13.7
Consumer Staples                1.6         2.0            6.9
Financial Services             12.9        10.8           20.1
Health Care                    22.3        24.0           15.2
Integrated Oils                 0.0         0.1            3.8
Other Energy                    4.7         5.0            2.4
Materials & Processing          3.7         3.5            3.2
Producer Durables               8.1         9.4            3.2
Technology                     16.4        20.1           15.7
Utilities                       1.8         2.7            8.6
Other                           0.3         0.7            5.2
---------------------------------------------------------------

-----------------------------------
INVESTMENT FOCUS

[GRID]

MARKET CAP                    SMALL
STYLE                        GROWTH
-----------------------------------


*Russell 2000 Growth Index.
                                                                      [COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                       AS OF OCTOBER 31, 2001
  FOR EXPLORER FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

---------------------------------------------------------------
CUMULATIVE PERFORMANCE October 31, 1991-October 31, 2001

[MOUNTAIN CHART, SCALE $5,000 TO $55,000]

                            AVERAGE
             EXPLORER     SMALL-CAP  RUSSELL 2000      WILSHIRE
QUARTER          FUND   GROWTH FUND  GROWTH INDEX    5000 INDEX
---------------------------------------------------------------
 199110         10000         10000         10000         10000
 199201         11564         11207         11202         10653
 199204         10586         10225         10051         10673
 199207         10498         10064          9683         10945
 199210         11295         10575          9964         10974
 199301         12463         12036         11332         11775
 199304         11778         11462         10644         11792
 199307         12516         12310         11421         12216
 199310         13812         13557         12721         12925
 199401         14491         14338         13026         13352
 199404         13810         13412         12191         12581
 199407         13295         12706         11571         12731
 199410         14431         13915         12605         13249
 199501         14185         13901         12128         13215
 199504         15132         15020         13255         14454
 199507         16815         17977         15473         16055
 199510         16951         17832         15200         16661
 199601         17898         19074         16088         18124
 199604         20362         22446         18471         19103
 199607         18598         20345         15940         18414
 199610         19997         22151         17225         20294
 199701         20764         23923         18500         22540
 199704         18799         19856         15969         22472
 199707         22803         25858         19966         27105
 199710         23783         26949         20872         26705
 199801         22911         26342         20115         28242
 199804         25798         29566         22949         32192
 199807         22541         26189         19704         31723
 199810         21115         22702         17563         30655
 199901         24502         28423         21566         35945
 199904         24361         27573         22083         37704
 199907         26703         31037         22563         37544
 199910         26423         33208         22705         38525
 200001         33492         44155         29256         41061
 200004         36368         44957         29014         42157
 200007         36358         45776         27331         41613
 200010         37669         45983         26375         41648
 200101         38391         43413         24761         39616
 200104         36075         37090         21803         36200
 200107         35759         37546         20961         35353
 200110         31558         32653         18067         30999
---------------------------------------------------------------

--------------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED OCTOBER 31, 2001
                               ------------------------------        FINAL VALUE
                                    ONE       FIVE        TEN       OF A $10,000
                                   YEAR      YEARS      YEARS         INVESTMENT
--------------------------------------------------------------------------------
Explorer Fund                   -16.22%      9.55%     12.18%            $31,558
Average Small-Cap Growth Fund*  -28.99       8.07      12.56              32,653
Russell 2000 Growth Index       -31.50       0.96       6.09              18,067
Wilshire 5000 Index             -25.57       8.84      11.98              30,999
--------------------------------------------------------------------------------

--------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) October 31, 1991-October 31, 2001

[BAR CHART, SCALE -45% TO 60%]

                                RUSSELL 2000
FISCAL YEAR      TOTAL RETURN   GROWTH INDEX
--------------------------------------------------------------
       1992             13.0%          -0.4%
       1993             22.3           27.7
       1994              4.5           -0.9
       1995             17.5           20.6
       1996             18.0           13.3
       1997             18.9           21.2
       1998            -11.2          -15.9
       1999             25.1           29.3
       2000             42.6           16.2
       2001            -16.2          -31.5
--------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended September 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                              TEN YEARS
                                  ONE      FIVE     ----------------------------
              INCEPTION DATE     YEAR     YEARS     CAPITAL     INCOME     TOTAL
--------------------------------------------------------------------------------
Explorer Fund     12/11/1967  -24.78%     7.50%      11.23%      0.45%    11.68%
--------------------------------------------------------------------------------


*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 25 for dividend and capital gains information for the past five years.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns for the fund are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and (2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)
     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                 PERIODS ENDED OCTOBER 31, 2001
                                         ONE YEAR      FIVE YEARS      TEN YEARS
                                         ---------------------------------------
EXPLORER FUND
  Returns Before Taxes                    -16.22%           9.55%         12.18%
  Returns After Taxes on Distributions    -21.53            6.51           9.71
  Returns After Taxes on Distributions
    and Sale of Fund Shares                -8.24            6.90           9.38
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
  OCTOBER 31, 2001

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
EXPLORER FUND                                            SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (90.6%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (4.6%)
     Tidewater Inc.                                   1,006,600      $   30,419
     Polaris Industries, Inc.                           435,300          19,571
*    Swift Transportation Co., Inc.                   1,096,490          18,629
     C.H. Robinson Worldwide, Inc.                      539,500          14,442
*    Heartland Express, Inc.                            592,466          13,923
*    EGL, Inc.                                        1,068,200          12,915
*    Easyjet Airline Co. PLC                          2,119,966          11,592
     Werner Enterprises, Inc.                           460,500           9,970
     BorgWarner, Inc.                                   208,200           8,894
*    Frontier Airlines, Inc.                            528,150           5,778
*    Atlantic Coast Airlines Holdings Inc.              302,900           5,688
     Navistar International Corp.                       165,800           4,974
*    Alaska Air Group, Inc.                             193,500           4,721
     SkyWest, Inc.                                      224,000           4,099
*    Continental Airlines, Inc. Class B                 200,000           3,498
*    Landstar System                                     45,600           3,268
*    Midwest Express Holdings, Inc.                     241,900           2,685
     Oshkosh Truck Corp.                                 35,500           1,360
*    Gulfmark Offshore, Inc.                             45,000           1,271
*    AirTran Holdings, Inc.                             333,400           1,260
*    Mesa Air Group Inc.                                190,600           1,020
     Winnebago Industries, Inc.                          35,500             864
*    Monaco Coach Corp.                                  32,900             589
     Arctic Cat, Inc.                                    29,600             480
*    BE Avionics Inc.                                    58,800             477
*    Sports Resorts International, Inc.                  67,800             454
     Wabtec Corp.                                        29,100             355
                                                                    ------------
                                                                        183,196
                                                                    ------------
CONSUMER DISCRETIONARY (21.0%)
     Callaway Golf Co.                                2,008,600          28,703
     Pier 1 Imports Inc.                              2,400,350          26,428
*    The Corporate Executive Board Co.                  748,450          22,880
*    Insight Communications Co., Inc.                   950,000          19,475
*    PETsMART, Inc.                                   2,431,000          18,986
     Regis Corp.                                        822,700          17,491
     Circuit City Stores, Inc.                        1,181,600          16,212
*    Borders Group, Inc.                              1,036,500          16,159
*    Edison Schools Inc.                                853,000          16,079
*    Playboy Enterprises, Inc. Class B                1,205,000          15,183
*    Too Inc.                                           563,800          15,003
*(2) TETRA Technologies, Inc.                           839,600          14,290
*    Venator Group, Inc.                                983,900          14,267
*    Rare Hospitality International Inc.                776,900          14,163
*(2) LodgeNet Entertainment Corp.                       914,100          13,812
*    Career Education Corp.                             522,500          13,622
     Blockbuster Inc. Class A                           526,200          13,197
*    Radio One, Inc. Class D                          1,120,000          12,936
*    Pacific Sunwear of California                      903,900          12,429
*    Six Flags, Inc.                                  1,036,700          12,233
*    Bally Total Fitness Holding Corp.                  649,900          11,997

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
EXPLORER FUND                                            SHARES           (000)
--------------------------------------------------------------------------------
*    Furniture Brands International Inc.                499,400      $   11,991
     E.W. Scripps Co. Class A                           194,400          11,989
*    AnnTaylor Stores Corp.                             526,600          11,585
*    Vans, Inc.                                         794,700          11,412
     Ross Stores, Inc.                                  362,500          11,346
*    Corinthian Colleges, Inc.                          303,000          11,069
*    Expedia Inc.                                       358,600          10,546
*    Lamar Advertising Co. Class A                      311,400           9,778
*    Cox Radio, Inc.                                    450,500           9,776
*    Fisher Scientific International Inc.               326,350           9,758
*    Entercom Communications Corp.                      280,200           9,443
     Intrawest Corp.                                    657,000           9,185
     Marcus Corp.                                       673,600           8,555
*    Sinclair Broadcast Group, Inc.                   1,139,800           8,412
*    Pegasus Communications Corp. Class A               847,870           8,394
*    Hot Topic, Inc.                                    317,300           8,021
*    Universal Electronics, Inc.                        531,000           7,827
*    F.Y.I. Inc.                                        215,000           7,729
*    Westwood One, Inc.                                 308,346           7,336
*    Electronics Boutique Holdings Corp.                230,300           7,151
     Tokyo Style Co., Ltd.                              747,000           6,902
*    Metro-Goldwyn-Mayer Inc.                           426,000           6,842
*    United Natural Foods, Inc.                         327,700           6,783
*    FreeMarkets, Inc.                                  500,000           6,685
     Dover Downs Entertainment, Inc.                    550,200           6,602
*    Travelocity.com Inc.                               445,000           6,493
*    Insight Enterprises, Inc.                          394,700           6,414
*    ValueVision International, Inc. Class A            467,500           6,377
*    Ticketmaster Class B                               466,500           6,363
*    Teletech Holdings Inc.                             770,600           6,226
*    AMC Entertainment, Inc.                            506,300           6,076
*    Copart, Inc.                                       196,000           5,753
*    Direct Focus, Inc.                                 225,900           5,494
*    Dollar Tree Stores, Inc.                           240,500           5,404
*    Education Management Corp.                         146,000           5,037
*    PLATO Learning, Inc.                               350,667           4,979
*    The Timberland Co.                                 150,000           4,872
     Ruby Tuesday, Inc.                                 277,600           4,786
*    Chico's FAS, Inc.                                  175,150           4,554
*    Resources Connection, Inc.                         195,600           4,360
*    GTech Holdings Corp.                                98,500           3,930
*    Tuesday Morning Corp.                              287,800           3,851
     Phillips-Van Heusen Corp.                          445,000           3,800
*    MAXIMUS, Inc.                                       91,800           3,775
*    Jack in the Box Inc.                               152,900           3,761
*    Overture Services, Inc.                            142,200           3,747
*    SCP Pool Corp.                                     152,100           3,535
*    CEC Entertainment Inc.                              89,300           3,459
*    Watson Wyatt & Company Holdings                    194,900           3,438
*    ITT Educational Services, Inc.                      84,100           3,201
*    Tweeter Home Entertainment Group, Inc.             201,700           3,179
*    SkillSoft Corp.                                    134,725           3,092
*    DiamondCluster International, Inc.                 300,000           3,090
*    Genesco, Inc.                                      164,700           3,006
*    THQ Inc.                                            60,300           3,003
*    Sylvan Learning Systems, Inc.                      132,800           2,975
*    Waste Connections, Inc.                             99,500           2,907
*    Coinstar, Inc.                                     152,100           2,809
*    The Cheesecake Factory                              96,900           2,733
*    The Topps Co., Inc.                                262,400           2,690
     Strayer Education, Inc.                             55,600           2,669
*    Barnes & Noble, Inc.                                69,150           2,541
*    Activision, Inc.                                    70,000           2,530
*    Argosy Gaming Co.                                   87,000           2,526
*    Take-Two Interactive Software, Inc.                178,500           2,487
*    O'Reilly Automotive, Inc.                           85,500           2,416
*    Action Performance Cos., Inc.                       89,900           2,356
*    American Eagle Outfitters, Inc.                     84,200           2,307
*    The Children's Place Retail Stores, Inc.            97,000           2,305
*    ProQuest Company                                    65,900           2,254
*    Hollywood Entertainment Corp.                      137,800           2,217
*    Renaissance Learning, Inc.                          66,700           2,182
*    United Stationers, Inc.                             76,300           2,140
     Tupperware Corp.                                   104,800           2,137
*    Rent-A-Center, Inc.                                 77,900           2,123
*    Global Sports, Inc.                                127,800           2,019
*    WMS Industries, Inc.                               107,800           1,935
*    Lightbridge, Inc.                                  205,100           1,887
*    Abercrombie & Fitch Co.                             99,800           1,878
*    Reebok International Ltd.                           89,300           1,854
     Matthews International Corp.                        79,942           1,843
*    Charlotte Russe Holding Inc.                       128,400           1,823
*    Men's Wearhouse, Inc.                               91,600           1,820
     Harman International Industries, Inc.               53,500           1,768
*    iVillage Inc.                                    1,247,000           1,733
*    Skechers U.S.A., Inc.                              157,620           1,705
     Oshkosh B' Gosh, Inc. Class A                       48,200           1,674
     Applebee's International, Inc.                      54,200           1,631
*    Wilsons The Leather Experts Inc.                   127,150           1,541
     Lee Enterprises, Inc.                               44,300           1,526
*    Anchor Gaming                                       29,800           1,515
*    Polo Ralph Lauren Corp.                             65,800           1,449
*    ProBusiness Services, Inc.                          79,100           1,383
*    HotJobs.com Ltd.                                   231,400           1,358
*    Cost Plus, Inc.                                     68,300           1,328

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
                                                         SHARES           (000)
--------------------------------------------------------------------------------
*    Sonic Corp.                                         38,500      $    1,290
*    Acclaim Entertainment Inc.                         252,300           1,186
*    Group 1 Automotive, Inc.                            43,800           1,174
*    Papa John's International, Inc.                     41,400           1,153
*    Metro One Telecommunications, Inc.                  37,600           1,134
*    Footstar Inc.                                       33,800           1,129
     Pittston Brink's Group                              57,800           1,113
*    Midway Games Inc.                                   69,800           1,111
*    99 Cents Only Stores                                30,950           1,100
*    Buca, Inc.                                          80,000           1,086
*    IHOP Corp.                                          41,600           1,063
*    Right Management Consultants Inc.                   30,200           1,050
*    InterTan, Inc.                                     116,500           1,043
*    WetSeal, Inc. Class A                               51,100           1,040
*    bebe stores, inc.                                   61,600           1,027
*    Administaff, Inc.                                   44,100             992
*    Dendrite International, Inc.                        94,500             937
*    ICT Group, Inc.                                     66,900             937
*    Nautica Enterprises, Inc.                           76,800             931
*    Alliance Gaming Corp.                               46,700             925
*    R.H. Donnelley Corp.                                34,200             903
*    Quiksilver, Inc.                                    67,000             882
*    Lands' End, Inc.                                    27,300             875
*    Panera Bread Co.                                    21,200             872
*    The Management Network Group Inc.                  140,000             833
*    Kenneth Cole Productions, Inc.                      71,100             832
*    Penn National Gaming, Inc.                          39,000             799
*    O'Charley's Inc.                                    49,800             796
*    QRS Corp.                                           79,100             767
*    P.F. Chang's China Bistro, Inc.                     19,200             761
*    Global Imaging Systems, Inc.                        56,600             753
*    Oakley, Inc.                                        70,200             750
*    Fossil, Inc.                                        40,700             738
*    Hotel Reservations Network, Inc.                    23,200             718
*    Shuffle Master, Inc.                                56,600             709
     Rollins, Inc.                                       43,400             705
*    Christopher & Banks Corporation                     20,900             689
*    Factory 2-U Stores Inc.                             47,800             676
*    CoStar Group, Inc.                                  35,800             664
*    Tropical Sportswear Int'l. Corp.                    36,600             641
*    PDI, Inc.                                           22,200             621
     Brown Shoe Company, Inc.                            55,300             608
*    PriceSmart, Inc.                                    17,300             606
*    Rent-Way, Inc.                                      86,400             600
     IKON Office Solutions, Inc.                         58,200             564
*    4Kids Entertainment Inc.                            26,300             552
*    Wink Communications, Inc.                          482,500             545
*    Elizabeth Arden, Inc.                               41,300             545
*    Columbia Sportswear Co.                             18,650             533
     American Woodmark Corp.                             15,300             529
*    Guitar Center, Inc.                                 34,900             481
*    dELiA*s Corp.                                       74,300             460
*    Green Mountain Coffee, Inc.                         20,000             449
*    Martha Stewart Living Omnimedia, Inc.               25,500             419
*    Pre-Paid Legal Services, Inc.                       26,900             410
*    MemberWorks, Inc.                                   44,100             397
*    Navigant Consulting, Inc.                           99,300             358
*    1-800 CONTACTS, Inc.                                23,900             338
*    Salem Communications Corp.                          17,300             334
*    Steven Madden, Ltd.                                 35,000             315
*    Stein Mart, Inc.                                    37,700             300
*    School Specialty, Inc.                               9,600             297
*    Wackenhut Corp.                                     10,900             282
*    Priceline.com Inc.                                  52,700             253
*    Ameristar Casinos, Inc.                             12,700             218
*    Sirius Satellite Radio, Inc.                        83,300             207
*    Ultimate Electronics, Inc.                          11,200             203
*    Infogrames, Inc.                                    28,400             153
*    Choice Hotel International, Inc.                     6,700             117
     Blyth, Inc.                                          5,500             107
*    Trendwest Resorts, Inc.                              1,400              39
                                                                    ------------
                                                                        837,315
                                                                    ------------
CONSUMER STAPLES (1.4%)
     Fleming Cos., Inc.                                 838,300          20,203
*    Hain Celestial Group, Inc.                         482,100           9,507
*(2) Wild Oats Markets Inc.                           1,286,900           9,008
*    Performance Food Group Co.                         152,100           4,470
*    American Italian Pasta Co.                          88,800           3,617
     Dial Corp.                                         122,900           2,050
     Vector Group Ltd.                                   45,255           1,838
     Church & Dwight, Inc.                               57,900           1,505
*    Triarc Cos., Inc. Class A                           58,600           1,354
*    NBTY, Inc.                                         132,200           1,128
     Universal Corp.                                     34,200           1,106
*    Del Monte Foods Co.                                131,500           1,091
     Nash-Finch Co.                                      23,600             544
*    National Beverage Corp.                             15,100             157
                                                                    ------------
                                                                         57,578
                                                                    ------------
FINANCIAL SERVICES (11.7%)
*    Investment Technology Group, Inc.                  638,021          41,095
     Sun Communities, Inc. REIT                         753,900          28,271
     Equity Residential Properties Trust REIT           930,000          24,134
     Manufactured Home Communities, Inc. REIT           743,650          22,719
     Jefferies Group, Inc.                              672,200          22,297
     Regency Centers Corp. REIT                         680,000          16,830
*    Van der Moolen Holding N.V.                        694,513          16,733
     Avalonbay Communities, Inc. REIT                   364,000          16,526
     Legg Mason Inc.                                    355,000          14,949
     Arthur J. Gallagher & Co.                          395,700          14,459
*    E*TRADE Group, Inc.                              2,024,700          13,221

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
EXPLORER FUND                                            SHARES           (000)
--------------------------------------------------------------------------------
     GATX Corp.                                         479,000      $   12,670
*    Concord EFS, Inc.                                  430,350          11,779
     Prentiss Properties Trust REIT                     387,000           9,830
     New York Community Bancorp, Inc.                   384,824           9,648
     Host Marriott Corp. REIT                         1,342,000           9,059
*    Labranche & Co. Inc.                               291,000           8,407
     Global Payments Inc.                               260,020           7,788
*    The InterCept Group, Inc.                          211,200           7,540
     Westcorp, Inc.                                     390,500           7,107
     Odyssey Re Holdings Corp.                          456,800           6,902
*    BISYS Group, Inc.                                  129,500           6,737
     Doral Financial Corp.                              177,200           6,179
     Brown & Brown, Inc.                                 99,200           5,694
     Metris Cos., Inc.                                  346,000           5,609
     Annuity and Life Re (Holdings), Ltd.               223,000           5,183
*    Kronos, Inc.                                        75,800           4,350
     Everest Re Group, Ltd.                              60,900           4,071
     Neuberger Berman Inc.                              105,300           3,673
     National Data Corp.                                 97,400           3,428
     UCBH Holdings, Inc.                                116,600           3,381
     Astoria Financial Corp.                             62,000           3,230
     Fair Issac & Co.                                    66,550           3,164
     Westamerica Bancorporation                          78,500           2,868
*    Indymac Bancorp, Inc. REIT                         110,400           2,835
*    Affiliated Managers Group, Inc.                     44,900           2,770
     First Midwest Bancorp                               77,300           2,583
     John H. Harland Co.                                129,500           2,508
     FactSet Research Systems Inc.                       99,400           2,460
     Hudson United Bancorp                               94,600           2,459
*    Barra, Inc.                                         51,950           2,403
     Cousins Properties, Inc. REIT                       89,400           2,164
     W.R. Berkley Corp.                                  38,800           2,065
*    BankUnited Financial Corp.                         134,800           1,968
     McGrath Rent Corp.                                  74,500           1,881
*    AmeriCredit Corp.                                  120,700           1,871
     AMB Property Corp. REIT                             76,100           1,850
     Fidelity National Financial, Inc.                   80,010           1,841
     Greater Bay Bancorp                                 80,600           1,837
     Eaton Vance Corp.                                   64,000           1,798
     Chittenden Corp.                                    66,125           1,636
*    eFunds Corp.                                       104,700           1,623
*    Homestore.com, Inc.                                300,000           1,542
     Hilb, Rogal and Hamilton Co.                        26,400           1,529
     Mills Corp. REIT                                    68,638           1,499
*    Southwest Bancorporation of Texas, Inc.             51,000           1,463
     Oriental Financial Group Inc.                       72,700           1,413
     First American Corp.                                84,500           1,407
*    National Processing, Inc.                           51,400           1,344
     Independent Bank Corp.                              68,200           1,326
     Charles E. Smith Residential Realty, Inc. REIT      27,900           1,324
     Citizens Banking Corp.                              42,100           1,276
     Texas Regional Bancshares, Inc.                     38,060           1,275
     Dime Community Bancshares                           52,350           1,269
*    SoundView Technology Group, Inc.                   622,900           1,252
     Ventas, Inc. REIT                                  100,300           1,249
     Seacoast Banking Corp. of Florida Class A           29,200           1,222
*    S1 Corp.                                           115,700           1,203
     CenterPoint Properties Corp. REIT                   24,700           1,149
     Midwest Banc Holdings, Inc.                         55,400           1,143
     Pennsylvania REIT                                   50,100           1,110
*    First Federal Financial Corp.                       49,400           1,099
     Downey Financial Corp.                              31,200           1,096
*    Advent Software, Inc.                               28,400           1,095
*    Central Coast Bancorp                               53,600           1,071
     Provident Bankshares Corp.                          48,600           1,070
     Chelsea Property Group REIT                         21,700             972
*    BKF Capital Group, Inc.                             37,000             964
     LandAmerica Financial Group, Inc.                   36,000             943
     Wintrust Financial Corp.                            32,300             920
*    Digital Insight Corp.                               51,100             851
     S & T Bancorp, Inc.                                 35,100             817
     Community First Bankshares, Inc.                    33,600             807
*    Triad Guaranty, Inc.                                22,700             748
     Investors Financial Services Corp.                  13,700             725
     United National Bancorp                             29,600             723
*    BlackRock, Inc.                                     16,700             722
     Interactive Data Corp.                              47,700             640
     JP Realty Inc. REIT                                 29,000             609
     TrustCo Bank NY                                     50,370             600
     R & G Financial Corp. Class B                       31,100             576
     Sterling Bancshares, Inc.                           46,500             554
     Cathay Bancorp, Inc.                                 9,100             536
*    The Profit Recovery Group International, Inc.       76,600             529
*    Carreker Corp.                                     112,700             447
     Alexandria Real Estate Equities, Inc. REIT          10,400             418
     Washington REIT                                     14,800             357
     United Bankshares, Inc.                             13,000             354
     Independent Bank Corp.                              12,845             350
     First Source Corp.                                  16,054             335
     Sterling Bancorp                                    12,100             324
*    Tradestation Group Inc.                            127,700             248
*    Corrections Corp. of America                        12,600             222
*    Net.B@nk, Inc.                                      26,700             220
     National Golf Properties, Inc. REIT                 12,400             187
     CCBT Financial Cos. Inc.                             6,000             141
     Mississippi Valley Bancshares, Inc.                  3,600             137

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
                                                         SHARES           (000)
--------------------------------------------------------------------------------
*    NextCard, Inc.                                     114,300      $       99
*    Harbor Global Company Ltd.                           5,180              48
     Troy Financial Corp.                                 1,200              26
     Irwin Financial Corp.                                1,000              16
     Harleysville National Corp.                            500              11
                                                                    ------------
                                                                        465,685
                                                                    ------------
HEALTH CARE (20.2%)
     DENTSPLY International Inc.                        778,900          35,043
*    Coventry Health Care Inc.                        1,107,300          23,741
*    Caremark Rx, Inc.                                1,755,100          23,518
*    Henry Schein, Inc.                                 653,800          22,066
*    Mid Atlantic Medical Services, Inc.              1,144,700          21,234
*    Triad Hospitals, Inc.                              782,966          21,062
*    Cubist Pharmaceuticals, Inc.                       501,200          20,198
*    Biogen, Inc.                                       350,000          19,250
*    Chiron Corp.                                       350,500          18,864
*    Regeneron Pharmaceuticals, Inc.                    851,800          18,825
     Mentor Corp.                                       638,000          17,813
*    Transkaryotic Therapies, Inc.                      448,500          17,070
*    Beverly Enterprises, Inc.                        2,234,400          16,736
*(2) Matria Healthcare, Inc.                            690,400          16,735
*    SangStat Medical Corp.                             696,000          15,757
*    Immunex Corp.                                      630,000          15,051
*    Genzyme Corp.                                      273,100          14,734
*    IDEXX Laboratories Corp.                           580,900          14,639
     Bausch & Lomb, Inc.                                444,000          14,457
*    Vertex Pharmaceuticals, Inc.                       566,000          13,867
     Arrow International, Inc.                          317,900          12,096
*    ImmunoGen, Inc.                                    769,400          11,149
*    Isis Pharmaceuticals, Inc.                         530,000          11,003
*    Tularik, Inc.                                      464,000          10,672
*    Cell Genesys, Inc.                                 573,000          10,257
*    LifePoint Hospitals, Inc.                          328,800          10,252
*    Shire Pharmaceuticals Group PLC ADR                221,178           9,887
*    Gilead Sciences, Inc.                              150,000           9,435
*    Syncor International Corp.                         318,200           9,228
*    Varian Medical Systems, Inc.                       134,800           9,045
*    Varian, Inc.                                       348,700           8,836
*    Abgenix, Inc.                                      285,800           8,514
*    Cephalon, Inc.                                     133,200           8,398
*    AdvancePCS                                         137,500           8,356
*    Sybron Dental Specialties, Inc.                    406,933           8,342
*    Medarex, Inc.                                      398,000           8,199
*    Province Healthcare Co.                            296,800           8,177
*    Express Scripts Inc.                               173,350           7,097
*    CIMA Labs Inc.                                     130,675           7,063
*    Thoratec Corp.                                     360,800           7,036
*    Human Genome Sciences, Inc.                        145,000           6,181
*    Gene Logic Inc.                                    427,700           5,731
*    Allscripts Healthcare Solutions, Inc.            1,756,500           5,673
*    I-STAT Corp.                                       887,900           5,549
*    Endocare, Inc.                                     247,900           5,503
     Diagnostic Products Corp.                          121,200           5,345
*    AmSurg Corp.                                       204,400           4,993
*    Humana, Inc.                                       426,300           4,924
*    STERIS Corp.                                       219,500           4,917
*    Perrigo Co.                                        329,800           4,878
*    Sequenom, Inc.                                     644,900           4,824
*    Apria Healthcare Group Inc.                        204,600           4,706
*    Accredo Health, Inc.                               137,700           4,698
*    NPS Pharmaceuticals Inc.                           123,400           4,458
*    Laboratory Corp. of America Holdings                49,940           4,305
*    Covance, Inc.                                      230,500           4,230
*    Charles River Laboratories, Inc.                   123,400           4,146
*    Respironics, Inc.                                  121,000           4,075
*    Albany Molecular Research, Inc.                    146,700           4,064
*    Barr Laboratories Inc.                              55,478           4,039
     Cooper Cos., Inc.                                   82,300           3,950
*    Bruker Daltonics, Inc.                             167,900           3,862
*    AmerisourceBergen Corp.                             59,669           3,793
*    Alkermes, Inc.                                     136,000           3,488
*    AmeriPath, Inc.                                    123,800           3,480
*    Telik, Inc.                                        442,468           3,473
*    Taro Pharmaceutical Industries Ltd.                 82,200           3,461
*    Techne Corp.                                       109,600           3,303
*    Applera Corp.-Celera Genomics Group                136,800           3,215
*    Wright Medical Group, Inc.                         204,200           3,063
*    Rightchoice Managed Care, Inc.                      44,300           2,964
*    Eclipsys Corp.                                     232,700           2,906
*    Neurocrine Biosciences, Inc.                        66,300           2,789
*    Scios, Inc.                                        120,000           2,772
*    Cell Therapeutics, Inc.                             89,700           2,694
*    Integra LifeSciences Holdings                       79,500           2,337
*    Edwards Lifesciences Corp.                          91,300           2,319
*    Martek Biosciences Corp.                           111,100           2,271
*    Invitrogen Corp.                                    35,700           2,190
*    Immunomedics Inc.                                  119,600           2,189
*    Rehabcare Corp.                                     84,600           2,149
*    InterMune Inc.                                      48,500           2,118
*    Pharmaceutical Resources, Inc.                      61,300           2,103
     Alpharma, Inc. Class A                              75,300           2,086
*    DaVita, Inc.                                       112,900           2,055
*    Trimeris, Inc.                                      51,000           2,025
*    Ocular Sciences, Inc.                               84,700           1,954
*    CryoLife Inc.                                       57,450           1,884
*    Sunrise Assisted Living, Inc.                       62,100           1,856
*    Arena Pharmaceuticals, Inc.                        156,000           1,763
*    Pharmaceutical Product Development, Inc.            64,100           1,710
*    VidaMed, Inc.                                      337,400           1,690
*    Genta Inc.                                         119,200           1,641

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
EXPLORER FUND                                            SHARES           (000)
--------------------------------------------------------------------------------
*    PolyMedica Corp.                                    96,700      $    1,596
*    Gentiva Health Services, Inc.                       91,200           1,550
*    Theragenics Corp.                                  170,300           1,516
*    CV Therapeutics, Inc.                               37,800           1,491
*    Neose Technologies, Inc.                            50,500           1,483
*    Cerus Corp.                                         32,200           1,479
*    Pharmacopeia, Inc.                                  93,200           1,473
*    ViroPharma Inc.                                     58,700           1,469
*    Advanced Tissue Sciences Inc.                      314,900           1,414
*    ILEX Oncology, Inc.                                 53,700           1,402
*    Nabi                                               175,300           1,367
*    NaPro BioTherapeutics, Inc.                        151,200           1,361
*    Diversa Corp.                                      115,800           1,346
*    Cerner Corp.                                        25,000           1,344
*    Myriad Genetics, Inc.                               29,000           1,334
*    Select Medical Corp.                                74,600           1,305
*    Digene Corp.                                        36,500           1,294
*    Bio-Technology General Corp.                       176,900           1,265
     Omnicare, Inc.                                      60,700           1,207
*    Interneuron Pharmaceutical, Inc.                   157,200           1,179
*    Noven Pharmaceuticals, Inc.                         54,600           1,171
*    aaiPharma Inc.                                      55,200           1,103
*    American Healthcorp Inc.                            27,100           1,100
*    Urocor, Inc.                                        60,900           1,086
*    Per-Se Technologies, Inc.                          124,900           1,079
*    Transgenomic, Inc.                                 101,200           1,064
*    Serologicals Corp.                                  57,500           1,015
*    IGEN International, Inc.                            33,700             991
*    SurModics, Inc.                                     26,000             931
*    ResMed Inc.                                         16,500             921
*    Corixa Corp.                                        70,251             911
*    Novoste Corp.                                       77,300             893
*    Given Imaging Ltd.                                  95,200             852
*    Sicor, Inc.                                         45,100             846
*    Pharmacyclics, Inc.                                 38,700             841
*    Atrix Laboratories, Inc.                            32,300             811
*    Impax Laboratories, Inc.                            89,300             810
*    Applied Molecular Evolution                         82,800             792
*    Genome Therapeutics Corp.                          112,200             788
     Vital Signs, Inc.                                   28,200             763
*    Genelabs Technologies, Inc.                        369,500             739
*    BriteSmile, Inc.                                   153,000             728
*    Alexion Pharmaceuticals, Inc.                       42,000             723
*    Keryx Biopharmaceuticals, Inc.                     131,900             718
     Invacare Corp.                                      20,900             700
*    BioSphere Medical Inc.                              76,900             681
*    Magellan Health Services, Inc.                      69,100             674
     Datascope Corp.                                     20,000             670
*    Kendle International Inc.                           30,700             608
*    AVI BioPharma, Inc.                                 78,400             604
*    K-V Pharmaceutical Co. Class B                      20,300             574
*    Sonosite, Inc.                                      27,400             568
*    Urologix, Inc.                                      37,000             558
*    Tanox, Inc.                                         32,100             545
*    ArQule, Inc.                                        56,100             516
*    Titan Pharmaceuticals, Inc.                         70,800             506
*    Genzyme Transgenics Corp.                          140,400             493
*    Genencor International Inc.                         35,600             445
*    SRI/Surgical Express, Inc.                          15,100             371
*    Biosite Inc.                                        23,400             365
*    Triangle Pharmaceuticals, Inc.                      97,100             364
*    Lincare Holdings, Inc.                              14,000             360
*    The Medicines Co.                                   50,300             354
*    Possis Medical Inc.                                 24,800             321
*    Closure Medical Corp.                               18,600             315
*    Avigen, Inc.                                        33,400             313
*    SciClone Pharmaceuticals, Inc.                      63,400             193
*    Organogenesis, Inc.                                 44,300             172
*    Enzo Biochem, Inc.                                   7,350             151
*    Vical, Inc.                                          5,100              66
*    American Medical Systems Holdings, Inc.              1,300              25
*    Endo Pharmaceuticals Holdings, Inc.                  2,500              25
*    Endo Pharmaceuticals Warrants Exp. 3/31/2003        15,900               4
*    Cyberonics, Inc.                                       200               3
                                                                    ------------
                                                                        807,589
                                                                    ------------
MATERIALS & PROCESSING (3.3%)
     Granite Construction Co.                           508,150          12,653
     Cambrex Corp.                                      315,400          11,670
     Minerals Technologies, Inc.                        261,600          10,699
*    Cytec Industries, Inc.                             417,200           9,984
     Bowater Inc.                                       222,000           9,928
     Wellman, Inc.                                      742,400           9,362
     Valmont Industries, Inc.                           544,500           8,560
     IMC Global Inc.                                    697,100           7,494
     Yamato Kogyo Co., Ltd.                           1,550,000           6,521
     Getty Realty Holding Corp.                         338,600           5,804
     Precision Castparts Corp.                          217,900           4,955
*    Dal-Tile International Inc.                        246,100           3,989
*    Intermagnetics General Corp.                        82,324           2,373
     Apogee Enterprises, Inc.                           164,300           2,294
*    Insituform Technologies Inc. Class A               111,500           2,136
     Ferro Corp.                                         83,400           1,835
     Olin Corp.                                         107,600           1,612
*    Stillwater Mining Co.                              100,000           1,559
*    Freeport-McMoRan Copper & Gold Inc. Class B        131,800           1,463
*    Shaw Group, Inc.                                    52,600           1,447
     Spartech Corp.                                      68,400           1,402
*    Simpson Manufacturing Co.                           22,800           1,172
     Georgia Gulf Corp.                                  65,400           1,162
*    Ivex Packaging Corp.                                63,200           1,153
     Clarcor Inc.                                        44,400           1,092
*    Lone Star Technologies, Inc.                        62,500           1,028
     Aptargroup Inc.                                     32,900             990

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
                                                         SHARES           (000)
--------------------------------------------------------------------------------
*    Valence Technology Inc.                            257,100      $      938
*    Paxar Corp.                                         84,500             934
     USEC Inc.                                          137,800             903
     N L Industries, Inc.                                68,200             877
     WD-40 Co.                                           38,400             865
*    Medis Technology Ltd.                               88,900             718
     Ball Corp.                                          10,200             628
*    Airgas, Inc.                                        43,000             578
*    Scotts Co.                                          13,400             540
*    Mueller Industries Inc.                             14,000             405
*    Buckeye Technology, Inc.                            42,000             372
*    CoorsTek, Inc.                                      13,700             363
     Interface, Inc.                                     73,100             293
     Liqui-Box Corp.                                        500              21
                                                                    ------------
                                                                        132,772
                                                                    ------------
OTHER ENERGY (4.3%)
*    Hanover Compressor Co.                             846,000          23,333
     St. Mary Land & Exploration Co.                    994,100          20,349
*    Grey Wolf, Inc.                                  4,179,300          12,078
     Helmerich & Payne, Inc.                            357,400          10,840
     CARBO Ceramics Inc.                                287,900          10,474
*    Core Laboratories N.V.                             633,600          10,328
     Sunoco, Inc.                                       267,400          10,009
*    Unit Corp.                                         801,800           8,780
*    Spinnaker Exploration Co.                          151,400           6,643
     Equitable Resources, Inc.                          111,600           3,673
*    Stone Energy Corp.                                  90,934           3,596
     Vintage Petroleum, Inc.                            184,900           3,234
*    Plains Resources Inc.                              113,200           3,090
     XTO Energy, Inc.                                   169,850           3,057
     Pogo Producing Co.                                  89,600           2,448
*    Key Energy Services, Inc.                          277,300           2,413
     Cabot Oil & Gas Corp. Class A                       99,800           2,405
*    Swift Energy Co.                                    97,400           2,304
*    Chesapeake Energy Corp.                            297,000           2,153
*    FuelCell Energy, Inc.                              132,800           2,076
     Arch Coal, Inc.                                     92,500           2,040
*    Oceaneering International, Inc.                    103,400           2,016
     Frontier Oil Corp.                                  93,200           1,771
*    Superior Energy Services, Inc.                     223,900           1,769
*    Patterson-UTI Energy, Inc.                          98,100           1,768
     Patina Oil & Gas Corp.                              61,500           1,657
*    Evergreen Resources, Inc.                           36,100           1,442
*    PetroQuest Energy, Inc.                            204,700           1,376
     CONSOL Energy, Inc.                                 46,100           1,272
*    Louis Dreyfus Natural Gas Corp.                     30,800           1,220
*    Cal Dive International, Inc.                        53,600           1,120
*    Tom Brown, Inc.                                     39,400             920
*    Houston Exploration Co.                             27,900             872
*    Key Production Company, Inc.                        55,700             869
*    Newpark Resources, Inc.                            138,200             844
*    ATP Oil & Gas Corp.                                113,300             748
*    Hydrill Co.                                         36,700             741
*    The Meridian Resource Corp.                        170,100             725
*    Seitel, Inc.                                        52,800             718
*    Emex Corp.                                         129,700             647
*    Prima Energy Corp.                                  25,400             617
*    Horizon Offshore, Inc.                              66,400             570
*    Comstock Resources, Inc.                            71,400             541
*    Veritas DGC Inc.                                    32,300             496
*    Clayton Williams Energy, Inc.                       35,900             446
     RPC Inc.                                            29,600             426
*    Westport Resources Corp.                             4,950              85
                                                                    ------------
                                                                        170,999
                                                                    ------------
PRODUCER DURABLES (7.3%)
*    Mettler-Toledo International Inc.                  841,000          38,610
     Clayton Homes Inc.                               2,053,500          28,749
*    Polycom, Inc.                                      584,600          17,526
     AGCO Corp.                                       1,375,400          15,900
*    Palm Harbor Homes, Inc.                            703,108          15,646
*    Plantronics, Inc.                                  571,300          11,872
*    Headwaters Inc.                                    799,500           9,802
     Donaldson Co., Inc.                                291,100           9,184
*    Ultratech Stepper, Inc.                            663,500           8,924
*    Alliant Techsystems, Inc.                           92,250           8,050
     Lindsay Manufacturing Co.                          433,050           7,985
*    Garmin Ltd.                                        418,500           7,035
*    NVR, Inc.                                           43,400           6,870
*    Crown Castle International Corp.                   537,700           6,291
*    Brooks Automation, Inc.                            185,400           5,985
*    DuPont Photomasks, Inc.                            152,375           5,492
*    Veeco Instruments, Inc.                            194,000           4,939
*    Zygo Corp.                                         271,900           3,847
*    Varian Semiconductor Equipment Associates, Inc.    126,000           3,785
*    LAM Research Corp.                                 191,600           3,633
*    SpectraLink Corp.                                  310,200           3,499
*    Photronics Labs Inc.                               135,000           3,351
     Graco, Inc.                                         97,650           3,174
*    Electro Scientific Industries, Inc.                126,300           2,977
*    FEI Co.                                            105,100           2,836
     Ametek Aerospace Products Inc.                     101,700           2,746
*    ATMI, Inc.                                         128,300           2,445
     Helix Technology Corp.                             117,700           2,281
     Centex Corp.                                        54,400           2,081
     C & D Technology Inc.                              100,100           2,074
*    Advanced Energy Industries, Inc.                   102,000           2,049
     Briggs & Stratton Corp.                             54,000           2,028
*    Cymer, Inc.                                         91,300           1,908
*    MICROS Systems, Inc.                                82,000           1,770
*    Flowserve Corp.                                     75,700           1,770
     Pulte Homes, Inc.                                   54,100           1,758
     Ryland Group, Inc.                                  31,900           1,707

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
EXPLORER FUND                                            SHARES           (000)
--------------------------------------------------------------------------------
     Technitrol, Inc.                                    64,700      $    1,610
*    TRC Cos., Inc.                                      37,700           1,586
*    LTX Corp.                                           93,900           1,546
     Cohu, Inc.                                          86,200           1,504
     KB HOME                                             49,800           1,472
     D. R. Horton, Inc.                                  65,148           1,456
     Woodward Governor Co.                               28,900           1,363
     Engineered Support Systems, Inc.                    26,100           1,300
*    Therma-Wave Inc.                                    99,400           1,210
     MDC Holdings, Inc.                                  45,000           1,200
*    Tollgrade Communications, Inc.                      46,300           1,180
*    Powell Industries, Inc.                             54,900           1,163
     X-Rite Inc.                                        162,400           1,142
*    Itron, Inc.                                         38,100           1,069
     Newport News Shipbuilding Inc.                      13,200             913
     Belden, Inc.                                        44,600             892
*    Arris Group Inc.                                   143,700             846
     Standard Pacific Corp.                              44,300             808
*    Teledyne Technologies, Inc.                         51,500             781
*    Triumph Group, Inc.                                 30,300             778
*    EMCORE Corp.                                        67,900             758
*    ADE Corp.                                           76,700             729
*    MKS Instruments, Inc.                               33,600             725
     General Cable Corp.                                 57,300             647
     Stewart & Stevenson Services, Inc.                  41,300             610
*    Rudolph Technologies, Inc.                          23,600             597
*    Symmetricom Inc.                                   104,000             582
*    SBA Communications Corp.                            68,500             562
*    American Superconductor Corp.                       40,100             427
*    Andrew Corp.                                        22,600             411
*    Semitool, Inc.                                      38,500             383
     HEICO Corp.                                         24,700             372
*    FSI International, Inc.                             41,000             337
*    Somera Communications, Inc.                         59,800             299
*    Presstek, Inc.                                      43,100             280
     Manitowac Co., Inc.                                 10,100             278
*    Cable Design Technologies Corp.                     17,100             219
     Nordson Corp.                                        8,800             197
*    Measurement Specialties, Inc.                       12,100             108
*    Nanometrics Inc.                                     4,800              95
*    Wesco International, Inc.                            9,200              45
     HEICO Corp. Class A                                  2,470              29
     Woodhead Industries, Inc.                            1,200              19
                                                                    ------------
                                                                        293,107
                                                                    ------------
TECHNOLOGY (14.9%)
*    Maxtor Corp.                                     7,624,780          37,361
*    Oak Technology, Inc.                             2,239,857          22,376
*    Western Digital Corp.                            5,453,900          18,271
*    Ingram Micro, Inc. Class A                       1,340,300          17,156
*    Aeroflex, Inc.                                   1,157,650          16,983
*    Verity, Inc.                                     1,573,100          16,706
*    Actel Corp.                                        676,300          12,545
*    IDX Systems Corp.                                1,255,200          12,364
*    Vignette Corp.                                   2,489,900          11,653
*    Peregrine Systems, Inc.                            757,100          10,933
*    Rational Software Corp.                            827,000          10,850
*    3Com Corp.                                       2,583,600          10,696
*    Trimble Navigation Ltd.                            526,450           9,266
*    Tekelec                                            456,900           8,772
*    Monolithic System Technology, Inc.                 800,000           8,752
*    InterVoice-Brite, Inc.                             701,000           8,734
*    Anixter International Inc.                         348,700           8,648
*    The TriZetto Group, Inc.                           876,700           8,504
*    SonicWALL, Inc.                                    546,200           7,756
*    FileNet Corp.                                      526,800           7,675
*    Electronics for Imaging, Inc.                      375,300           7,386
*    Planar Systems, Inc.                               506,800           7,369
*    Hutchinson Technology, Inc.                        403,700           7,339
*    StorageNetworks, Inc.                            1,416,000           7,094
*    Advanced Fibre Communications, Inc.                353,625           6,588
*    Concurrent Computer Corp.                          541,500           6,357
*    Microsemi Corp.                                    181,500           6,353
*    Liberate Technologies, Inc.                        638,300           6,306
*    Emulex Corp.                                       262,300           6,211
*    Borland Software Corp.                             522,200           5,843
*    SERENA Software, Inc.                              353,700           5,716
*    Register.com, Inc.                                 652,800           5,549
*    SIPEX Corp.                                        631,000           5,427
*    Semtech Corp.                                      142,200           5,368
*    Optimal Robotics Corp.                             180,000           5,306
*    Documentum, Inc.                                   354,800           5,240
*    Exar Corp.                                         228,200           5,144
*    Enterasys Networks, Inc.                           620,100           4,936
*    Plexus Corp.                                       195,500           4,888
*    Mercury Computer Systems, Inc.                     102,400           4,829
*    Agile Software Corp.                               492,500           4,689
*    Riverdeep Group PLC ADR                            250,000           4,640
*    REMEC, Inc.                                        500,250           4,477
*    Caminus Corp.                                      244,400           4,299
*    OpenTV Corp.                                       576,300           4,242
*    MetaSolv, Inc.                                     592,200           4,145
*    DRS Technologies, Inc.                             100,000           4,035
*    FLIR Systems, Inc.                                  86,800           4,021
*    MatrixOne, Inc.                                    716,700           3,942
*    CACI International, Inc.                            62,900           3,913
*    eSPEED, Inc.                                       725,200           3,880
*    Microtune, Inc.                                    200,000           3,824
*    Corvis Corp.                                     1,677,200           3,774
*    DMC Stratex Networks, Inc.                         690,000           3,761
*    Secure Computing Corp.                             227,300           3,716
*    Sycamore Networks, Inc.                            836,800           3,690
*    Stratos Lightwave, Inc.                            868,900           3,562

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
                                                         SHARES           (000)
--------------------------------------------------------------------------------
*    Adtran, Inc.                                       150,000      $    3,480
*    TTM Technologies, Inc.                             373,100           3,451
*    Genesis Microchip Inc.                              73,000           3,373
*    Zebra Technologies Corp. Class A                    65,200           3,004
*    Black Box Corp.                                     66,000           2,972
*    SeaChange International, Inc.                      120,800           2,972
*    Coherent, Inc.                                     107,900           2,859
*    Netro Corp.                                        714,000           2,749
*    Micromuse Inc.                                     292,400           2,705
*    General Semiconductor, Inc.                        235,800           2,499
*    Elantec Semiconductor, Inc.                         76,300           2,494
*    Manhattan Associates, Inc.                          81,500           2,448
*    Concord Communications, Inc.                       160,000           2,344
*    NetIQ Corp.                                         82,108           2,311
*    Lantronix, Inc.                                    344,000           2,212
*    Sapient Corp.                                      500,000           2,155
*    Extreme Networks, Inc.                             178,400           2,085
*    Aspen Technologies, Inc.                           156,150           2,069
*    The Titan Corp.                                     78,700           2,056
*    Advanced Digital Information Corp.                 135,800           2,029
*    Packeteer, Inc.                                    589,500           2,004
*    InFocus Corp.                                      103,400           2,002
*    Perot Systems Corp.                                112,600           1,909
*    DSP Group Inc.                                      90,700           1,905
*    Read Rite Corp.                                    380,600           1,895
*    Parlex Corp.                                       193,000           1,851
*    Progress Software Corp.                            124,900           1,847
*    RF Micro Devices, Inc.                              89,800           1,836
*    Moldflow Corp.                                     177,500           1,821
*    Cognizant Technology Solutions Corp.                62,200           1,755
*    HNC Software, Inc.                                 101,100           1,749
*    Intergraph Corp.                                   162,500           1,739
*    Xicor, Inc.                                        176,700           1,730
*    BSQUARE Corp.                                      548,000           1,693
*    Ascential Software Corp.                           422,300           1,596
*    Systems & Computer Technology Corp.                129,700           1,589
*    WebEx Communications, Inc.                          51,000           1,571
*    JDA Software Group, Inc.                            99,500           1,562
*    Netegrity, Inc.                                    129,350           1,519
*    National Instruments Corp.                          52,000           1,498
*    Digitas Inc.                                       801,000           1,442
*    Numerical Technologies, Inc.                        57,900           1,429
*    Avant! Corp.                                       139,300           1,408
*    Retek Inc.                                          67,900           1,380
*    Anaren Microwave, Inc.                              88,400           1,352
*    Computer Network Technology Corp.                   86,300           1,260
*    Pixelworks, Inc.                                   120,600           1,218
*    SPSS, Inc.                                          68,900           1,188
*    Integrated Circuit Systems, Inc.                    68,500           1,165
*    Diversinet Corp.                                   900,000           1,143
*    McDATA Corp. Class A                                77,100           1,134
*    Mentor Graphics Corp.                               59,600           1,130
*    Stellent Inc.                                       54,900           1,125
*    J.D. Edwards & Co.                                 158,300           1,122
     Keithley Instruments Inc.                           64,200           1,071
*    Power Integrations, Inc.                            46,500           1,070
*    Alloy, Inc.                                         79,200           1,057
*    DDi Corp.                                          116,900           1,056
*    Legato Systems, Inc.                               121,000           1,015
*    TriQuint Semiconductor, Inc.                        57,200           1,011
     BEI Technologies, Inc.                              62,700           1,009
*    AXT, Inc.                                           91,900           1,003
*    CommScope, Inc.                                     50,000             978
     Newport Corp.                                       61,700             962
*    Sage, Inc.                                          37,500             956
*    ANSYS, Inc.                                         44,600             936
*    LeCroy Corp.                                        57,700             915
*    Radiant Systems, Inc.                              132,500             876
*    Sanchez Computer Associates, Inc.                   95,900             863
*    AsiaInfo Holdings, Inc.                             64,300             858
*    Harmonic, Inc.                                     102,500             827
*    Iomega Corp.                                       118,040             825
*    MSC.Software Corp.                                  65,700             825
*    Interwoven, Inc.                                   111,400             814
*    Mapinfo Corp.                                       89,400             811
     EDO Corp.                                           29,500             795
     Analogic Corp.                                      21,000             777
*    Kroll Inc.                                          47,200             755
*    Avid Technology, Inc.                               77,800             699
*    Informatica Corp.                                   75,200             697
*    American Management Systems, Inc.                   52,100             687
*    Predictive Systems, Inc.                           528,200             676
*    Datastream Systems, Inc.                           213,900             674
*    Excel Technology, Inc.                              41,600             646
*    Virage Logic Corporation                            62,900             626
*    Zomax Inc.                                         120,500             610
*    Echelon Corp.                                       44,800             609
*    Digimarc Corp.                                      48,400             592
*    SeeBeyond Technology Corp.                         121,200             591
*    Actuate Software Corp.                             141,800             588
*    Centillium Communications, Inc.                     97,700             551
*    FiberCore, Inc.                                    231,100             543
*    Silicon Storage Technology, Inc.                    58,700             525
*    Forrester Research, Inc.                            30,700             496
*    SBS Technologies, Inc.                              31,500             484
*    Ulticom, Inc.                                       50,100             481
*    MIPS Technologies, Inc.                             50,500             472
*    McAfee.com Corp.                                    19,800             436
*    Centra Software, Inc.                               69,200             365
*    Pinnacle Systems, Inc.                              80,300             346
*    INT Media Group, Inc.                              265,000             345

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
EXPLORER FUND                                            SHARES           (000)
--------------------------------------------------------------------------------
*    Optical Communication Products, Inc.               119,300      $      336
*    Saba Software, Inc.                                117,600             330
*    Clarent Corp.                                       58,800             316
*    Akamai Technologies, Inc.                           84,200             266
*    Satcon Technology Corp.                             43,000             255
*    Digital Lightwave, Inc.                             30,700             185
*    Visual Networks, Inc.                               92,500             174
*    Phoenix Technologies Ltd.                           11,600             106
*    Brio Technology, Inc.                               54,800              75
*    Checkpoint Systems, Inc.                             1,400              15
*    Micro General Corp.                                    600               6
                                                                    ------------
                                                                        595,562
                                                                    ------------
UTILITIES (1.6%)
*    Allegiance Telecom, Inc.                         1,442,800          10,359
*    General Communication, Inc.                        815,400           9,475
*    Mediacom Communications Corp.                      477,450           6,407
*    Orion Power Holdings, Inc.                         225,000           5,807
*    The Montana Power Co.                              660,000           3,934
*    Covanta Energy Corp.                               260,100           3,387
*    McLeodUSA, Inc. Class A                          4,502,900           3,377
*    Commonwealth Telephone Enterprises, Inc.            67,240           2,880
*    Illuminet Holdings, Inc.                            74,400           2,661
*    Price Communications Corp.                         115,300           2,093
     Black Hills Corp.                                   75,600           2,076
     Western Gas Resources, Inc.                         53,200           1,714
     Philadelphia Suburban Corp.                         59,400           1,693
     Energen Corp.                                       55,400           1,357
*    UnitedGlobalCom Inc. Class A                       892,500           1,160
*    Intrado Inc.                                        36,600             994
*    Alamosa Holdings, Inc.                              68,600             966
*    Boston Communications Group, Inc.                  100,700             931
     North Pittsburgh Systems, Inc.                      48,900             733
     Hickory Tech Corp.                                  46,300             706
*    Rural Cellular Corp. Class A                        30,500             693
*    Dobson Communications Corp.                         69,300             684
*    NTELOS Inc.                                         58,400             471
     Otter Tail Corp.                                    15,400             435
*    Focal Communications Corp.                         610,135             317
*    Adelphia Business Solutions, Inc.                  103,100              73
*    ITC DeltaCom, Inc.                                  64,400              42
                                                                    ------------
                                                                         65,425
                                                                    ------------
OTHER (0.3%)
     Brunswick Corp.                                    425,500           7,612
     Lancaster Colony Corp.                              59,200           1,845
     Quixote Corp.                                       52,800           1,170
     Carlisle Co., Inc.                                  20,500             613
     GenCorp, Inc.                                       24,800             295
                                                                    ------------
                                                                         11,535
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $3,768,380)                                                   3,620,763
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (11.1%)(1)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK
(3)  2.30%, 1/9/2002                                   $ 22,000          21,913
U.S. TREASURY BILL
(3)  3.50%, 12/6/2001                                       900             898
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
     Obligations in a Pooled Cash Account
     2.60%, 11/1/2001                                   385,034         385,034
     2.60%, 11/1/2001--Note G                            37,177          37,177
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $445,011)                                                       445,022
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.7%)
  (COST $4,213,391)                                                   4,065,785
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.7%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     58,574
Liabilities--Note G                                                    (128,298)
                                                                    ------------
                                                                        (69,724)
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 76,983,864 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $3,996,061
================================================================================

NET ASSET VALUE PER SHARE                                                $51.91
================================================================================
^See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represents 95.7% and 6.0%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $53,845,000.
(3)Securities with a value of $22,811,000 have been segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
AT OCTOBER 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                         AMOUNT             PER
                                                          (000)           SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                      $4,343,138          $56.42
Undistributed Net Investment Income                       4,597             .06
Accumulated Net Realized Losses--Note E                (197,559)          (2.57)
Unrealized Depreciation--Note F
  Investment Securities                                (147,606)          (1.92)
  Futures Contracts                                      (6,509)           (.08)
--------------------------------------------------------------------------------
NET ASSETS                                           $3,996,061          $51.91
================================================================================

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                  EXPLORER FUND
                                                    YEAR ENDED OCTOBER 31, 2001
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                           $  17,109
  Interest                                                               21,997
  Security Lending                                                        2,344
--------------------------------------------------------------------------------
    Total Income                                                         41,450
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             7,981
    Performance Adjustment                                                2,628
  The Vanguard Group--Note C
    Management and Administrative                                        19,842
    Marketing and Distribution                                              582
  Custodian Fees                                                            168
  Auditing Fees                                                              12
  Shareholders' Reports                                                     149
  Trustees' Fees and Expenses                                                 8
--------------------------------------------------------------------------------
    Total Expenses                                                       31,370
    Expenses Paid Indirectly--Note D                                       (175)
--------------------------------------------------------------------------------
    Net Expenses                                                         31,195
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    10,255
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold*                                          (142,155)
  Futures Contracts                                                     (65,932)
  Forward Currency Contracts                                                386
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (207,701)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                (588,688)
  Futures Contracts                                                       6,523
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       (582,165)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $(779,611)
================================================================================
*Realized net gain from affiliated companies was $9,461,000.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                            EXPLORER FUND
                                                       YEAR ENDED OCTOBER 31,
                                                    ----------------------------
                                                           2001            2000
                                                          (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                              $   10,255        $ 13,920
  Realized Net Gain (Loss)                             (207,701)      1,010,358
  Change in Unrealized Appreciation (Depreciation)     (582,165)         21,315
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                        (779,611)      1,045,593
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                 (15,049)         (9,304)
  Realized Capital Gain                                (837,311)       (324,836)
--------------------------------------------------------------------------------
    Total Distributions                                (852,360)       (334,140)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                              1,307,520       2,299,593
  Issued in Lieu of Cash Distributions                  839,334         329,593
  Redeemed                                           (1,084,664)     (1,258,958)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                              1,062,190       1,370,228
--------------------------------------------------------------------------------
  Total Increase (Decrease)                            (569,781)      2,081,681
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                 4,565,842       2,484,161
--------------------------------------------------------------------------------
  End of Period                                      $3,996,061      $4,565,842
================================================================================

1Shares Issued (Redeemed)
  Issued                                                 21,904          30,217
  Issued in Lieu of Cash Distributions                   14,653           5,360
  Redeemed                                              (18,659)        (16,891)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding        17,898          18,686
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------
                                                                   EXPLORER FUND
                                                               YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD        2001     2000     1999     1998     1997
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $77.28   $61.49   $49.60   $62.31   $55.44
-----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                .15      .25      .21      .21      .26
  Net Realized and Unrealized Gain (Loss)
    on Investments                                  (11.36)   23.80    12.18    (6.82)    9.71
-----------------------------------------------------------------------------------------------
    Total from Investment Operations                (11.21)   24.05    12.39    (6.61)    9.97
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                (.25)    (.23)    (.20)    (.25)    (.27)
  Distributions from Realized Capital Gains         (13.91)   (8.03)    (.30)   (5.85)   (2.83)
-----------------------------------------------------------------------------------------------
    Total Distributions                             (14.16)   (8.26)    (.50)   (6.10)   (3.10)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $51.91   $77.28   $61.49   $49.60   $62.31
===============================================================================================

TOTAL RETURN                                       -16.22%   42.56%   25.14%  -11.22%   18.93%
===============================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)              $3,996   $4,566   $2,484   $2,196   $2,550
  Ratio of Total Expenses to Average Net Assets      0.72%    0.71%    0.74%    0.62%    0.62%
  Ratio of Net Investment Income to Average
    Net Assets                                       0.24%    0.36%    0.36%    0.37%    0.45%
  Portfolio Turnover Rate                              77%     123%      79%      72%      84%
===============================================================================================

NOTES TO FINANCIAL STATEMENTS
Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Security prices denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approxi-
mates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. Futures and Forward Currency Contracts: The fund uses S&P MidCap 400 and Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     The fund may also enter into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.
     Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.
     5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., Wellington Management Company, LLP, Chartwell Investment Partners, and Grantham, Mayo, Van Otterloo & Co. LLC provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fees of Granahan, Wellington, and Chartwell are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2000 Index and the Small Company Growth Fund Stock Index (an index of the stocks held by the largest small-capitalization stock mutual funds). The basic fee of Grantham, Mayo, Van Otterloo is subject to quarterly adjustments based on performance relative to the Russell 2000 Growth Index.
     The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $175,000 for the year ended October 31, 2001.
     For the year ended October 31, 2001, the aggregate investment advisory fee represented an effective annual basic rate of 0.18% of the fund's average net assets before an increase of $2,628,000 (0.06%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2001, the fund had contributed capital of $738,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.7% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $132,000 and $43,000, respectively.

E. During the year ended October 31, 2001, the fund purchased $3,257,616,000 of investment securities and sold $3,031,025,000 of investment securities, other than temporary cash investments.
     At October 31, 2001, the fund had available a capital loss carryforward of $202,603,000 to offset future net capital gains through October 31, 2009.

F. At October 31, 2001, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $147,606,000, consisting of unrealized gains of $550,407,000 on securities that had risen in value since their purchase and $698,013,000 in unrealized losses on securities that had fallen in value since their purchase.
     At October 31, 2001, the aggregate settlement value of open futures contracts expiring in December 2001 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                                (000)
                                                   -----------------------------
                                                    AGGREGATE
                                 NUMBER OF         SETTLEMENT         UNREALIZED
FUTURES CONTRACTS           LONG CONTRACTS              VALUE       DEPRECIATION
--------------------------------------------------------------------------------
S&P MidCap 400 Index                   221           $ 49,874           $(3,391)
Russell 2000 Index                     716            153,457            (3,118)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

G. The market value of securities on loan to broker/dealers at October 31, 2001, was $32,062,000, for which the fund held cash collateral of $37,177,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Explorer Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 30, 2001



--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD EXPLORER FUND

This information for the fiscal year ended October 31, 2001, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $332,276,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 71.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmerisourceBergen Corp., Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director- Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q240 122001